REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of March 17, 1999, by and among Covol Technologies, Inc., a Delaware corporation (the "Company"), OZ Master Fund, Ltd. (the "Purchaser"), Leeds Group Inc. ("Leeds") and Havenwood Capital Markets, LLC ("Havenwood").

                                    RECITALS:

                  (a) The Purchaser and the Company have entered into a Securities Purchase Agreement, dated as of the date hereof (the "Purchase Agreement") (each capitalized term used herein and not otherwise defined shall have the meaning ascribed to such term in the Purchase Agreement), pursuant to which the Purchaser is simultaneously with the execution hereof purchasing from the Company (i) 60,000 shares of Series D Cumulative Convertible Preferred Stock, $.001 par value per share (the "Preferred Stock"), (ii) Convertible Secured Notes (the "Notes") due March 17, 2004, in an initial aggregate principal amount of $20,000,000, and (iii) the Warrants (other than the Series E Warrants), initially exercisable for 971,430 shares of Common Stock in the aggregate.

                  (b) As of the date hereof, the Preferred Stock, the Notes and the Warrants (other than the Series E Warrants) purchased by the Purchaser pursuant to the Purchase Agreement entitles the holder thereof to receive, upon the conversion or exercise thereof, 5,426,484 shares of Common Stock, which number of shares are subject to adjustment as set forth in the provisions of the Certificate of Designations, the Notes and the Warrants, as the case may be.

                  (c) On the Closing Date, the Company will also issue the Series E Warrants, initially exercisable for 312,196 shares of Common Stock in the aggregate, to Leeds and Havenwood.

                  (d) The Company desires to grant the Purchaser, Leeds and Havenwood certain registration rights with respect to the Common Stock.

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                  1.       Demand Registrations.

                  (a) Requests for Registration. Subject to paragraph 1(b) below, (i) the holders of at least 50% of the Preferred Registrable Securities may request, at any time following the Closing Date, registration under the Securities Act of 1933, as amended (the "Securities Act"), of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations"), and each holder of Preferred Registrable Securities may request registration under the Securities Act of all or

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part  of  their  Registrable  Securities  on  Form  S-2 or  S-3  or any  similar short-form registration ("Short-Form Registrations") if available, (ii) the holders of at least 50% of the Note Registrable Securities may request, at any time from and after the date on which the Notes shall have become convertible, a Long-Form Registration of all or part of their Note Registrable Securities, and each holder of Note Registrable Securities may request a Short-Form Registration of all or part of their Note Registrable Securities if available, and (iii) the holders of at least 50% of the Warrant Registrable Securities (other than the holders of Series E Warrants who shall have no Demand Registration rights hereunder) may request, at any time following the Closing Date, a Long-Form Registration of all or part of their Warrant Registrable Securities, and each holder of Warrant Registrable Securities (other than the holders of Series E Warrants who shall have no Demand Registration rights hereunder) may request a Short-Form Registration of all or part of their Warrant Registrable Securities if available. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Holders of all Registrable Securities may join in any Demand Registration initiated by any holder of Registrable Securities regardless of class of securities. Notwithstanding anything herein to the contrary, the right of a holder of Preferred Registrable Securities, Warrant Registrable Securities or Note Registrable Securities to join in a Demand Registration initiated by the holder of a different class of Registrable Securities shall not count as a Demand Registration for any holders of Registrable Securities other than the holders of the class of Registrable Securities held by the holders initiating the Demand Registration. Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company's notice. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations".

                  (b) Long-Form Registrations. Subject to paragraph 1(a), the holders of Registrable Securities will be entitled, at any time following the Closing Date, to request Long-Form Registrations; provided, that (i) the holders of Preferred Registrable Securities may not initiate more than four (4) Long-Form Registrations (each a "Demand Long-Form Registration") with respect to their Preferred Registrable Securities, such number to be reduced by the number of previously consummated Demand Long-Form Registrations initiated by such holders of Preferred Registrable Securities with respect to such securities,
(ii) the holders of Note Registrable  Securities may not initiate more than four
(4) Demand Long-Form Registrations with respect to their Note Registrable Securities and (iii) the holders of Warrant Registrable Securities (other than the holders of Series E Warrants who shall have no Demand Registration rights hereunder) may not initiate more than two (2) Demand Long-Form Registration with respect to their Warrant Registrable Securities. A registration will not count as one of the permitted Demand Long-Form Registrations until it has become effective, and no Demand Long-Form Registration will count as one of the permitted Demand Long-Form Registrations unless the holders of Registrable
Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration.

                  (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to paragraph 1(b), the holders of Registrable Securities will be entitled to request Short Form Registrations; provided, that
(i) the holders of Preferred Registrable Securities may only initiate up to four
(4) Short-Form Registrations (each a "Demand Short-Form Registration") with respect to their Preferred

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

Registrable Securities in any fiscal year of the Company, which number shall be reduced by the number of previously consummated Demand Short-Form Registrations by such holders of Preferred Registrable Securities with respect to such securities in such fiscal year, (ii) the holders of the Note Registrable Securities may only initiate four (4) Demand Short-Form Registrations with respect to their Note Registrable Securities in any fiscal year and (iii) the holders of the Warrant Registrable Securities (other than the holders of Series E Warrants who shall have no Demand Registration rights hereunder) may only initiate two (2) Demand Short-Form Registration with respect to their Warrant Registrable Securities in any fiscal year. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. The Company will use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. The holders of Registrable Securities agree that they will not request a Long-Form Registration when the Company is eligible to use a Short-Form Registration; provided, that the Company agrees to include in the prospectus included in any Short-Form Registration Statement, such material describing the Company and intended to facilitate the sale of securities being so registered as is reasonably requested for inclusion therein by any of the shareholders selling securities pursuant to such registration statement, whether or not the form used for such registration statement requires the inclusion of such information. The Company will not be obligated to effect any Demand Short-Form Registration unless the anticipated aggregate offering price, net of underwriting discounts and commissions, of the Common Stock to be included in such Demand Short-Form Registration exceeds one million dollars ($1,000,000).

                  (d) Priority on Demand Registrations. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least 662/3% of the Registrable Securities included in such registration. If a Demand Registra tion is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable
Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each holder participating in such offering.

                  (e) Restrictions on Long-Form Registrations and Demand Registrations. The Company will not be obligated to effect any Demand Long-Form Registration during the period starting with the date thirty (30) days prior to the Company's good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a Company-initiated registration; provided, that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become and remain effective. The Company will not be obligated to effect any Demand Long-Form Registration within six (6) months after the effective date of a previous Long-Form Registration with respect to Registrable Securities. The Company may postpone for up to ninety (90) days the filing or the effectiveness of a registration statement for a Demand Registration if the Company determines in good faith and the holders of a majority of the Registrable Securities to be covered thereby agree that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the

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

Company or any of its subsidiaries to engage in any material acquisition of assets (other than in the ordinary course of business) or any material merger, consolidation, tender offer or similar transaction; provided, that in such event, the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request and such Demand
Registration will not count as one of the permitted Demand Registrations hereunder and the Company will pay all Registration Expenses in connection with such registration. The Company will not be obligated to effect any Demand Long-Form Registration unless either (i) the number of Registrable Securities requested to be included in such offering equals at least 50% of the number of Registrable Securities held by the holders of Registrable Securities initiating such request or (ii) in the case of Demand Long-Form Registrations initiated by the holders of Note Registrable Securities, the anticipated aggregate offering price, net of underwriting discounts and commissions, of the Common Stock to be included in such Demand Long-Form Registration exceeds five million dollars ($5,000,000).

                  (f) Other Registration Rights. (i) within ninety (90) days from the Closing Date, the Company shall prepare and file with the Securities and Exchange Commission a registration statement (which shall not count as one of the permitted Demand Registrations granted under this Agreement) with respect to all of the eligible Registrable Securities and cause such registration statement to become effective, and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement and (ii) except as provided in this Agreement or as previously granted by the Company under any registration rights agreement listed on Schedule 4.30 of the Purchase Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of at least 66.67% of the Registrable Securities; provided, that the Company may grant rights to employees of the Company and its Subsidiaries to participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations as provided in paragraphs 2(c) and 2(d) below.

                  (g) Selection of Underwriters. If any Demand Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering shall be made by the holders of a majority of the Registrable Securities included in such Demand Registration, subject to approval by the Company which approval will not be unreasonably withheld.


                  2.       Piggyback Registrations.

                  (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to (i) a registration in connection with shares issued by the Company in connection with the acquisition of any company or companies or (ii) a registration solely of shares that have been issued pursuant to the Company's employee benefit plans) and the registration

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form to be used may be used for the  registration  of Registrable  Securities (a
"Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company's notice.

                  (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

                  (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii)
second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each holder of Registrable Securities participating in such offering, and (iii) third, other securities requested to be included in such registration; provided, that if the holders of Registrable Securities would be precluded from having priority in any such Piggyback Registration over the holders of other securities requested to be included in such registration pursuant to any registration rights agreement listed on Schedule 4.30 of the Purchase Agreement, then the holders of Registrable Securities requested to be included in any such registration shall be entitled to participate in such piggyback registration pro rata with such holders of other securities requested to be included in such registration.

                  (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each holder of Registrable Securities participating in such offering, and (ii) second other securities requested to be included in such registration; provided, that if the holders of Registrable Securities would be precluded from having priority in any such Piggyback Registration over the holders of other securities requested to be included in such registration pursuant to any registration rights agreement listed on Schedule 4.30 of the Purchase Agreement, then the holders of Registrable Securities requested to be included in any such registration shall be entitled to participate in such piggyback registration pro rata with such holders of other securities (other than the shares included because of Demand Registration Rights) requested to be included in such registration; provided, further, however, the rights of the holders of Registrable Securities pursuant to this paragraph 2(d) shall be subject to the rights of PacifiCorp. Financial Services, Inc. pursuant to paragraph 2.2(b) of the Registration Rights Agreement between the Company and PacifiCorp Financial Services, Inc., dated March 20, 1997.

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                  (e) Selection of Underwriters.  If any Piggyback  Registration
is an underwritten offering, the selection by the Company of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration; provided, that such right may not be exercised if it is deemed to conflict with paragraph 2.4(a) of the Registration Rights Agreement between the Company and PacifiCorp. Financial Services, Inc., dated March 20, 1997. Such approval cannot be unreasonably withheld.

                  3.       Holdback Agreements.

                  (a) Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the one hundred and eighty (180)-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

                  (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the one hundred and eighty (180)-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of at least 5% (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

                  4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof including the registration of common stock that may be obtained upon conversion of the Securities held by a holder of Registrable Securities requesting registration as to which the Company has received reasonable assurances that only Registrable Securities will be distributed to the public, and pursuant thereto the Company will as expeditiously as possible:

                  (a) prepare and file (in the case of a Demand Long-Form Registration or a Demand Short Form Registration not more than sixty (60) days and thirty (30) days, respectively, after request therefor) with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that as far in advance as practicable before filing a registration statement or prospectus or any

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amendments  or  supplements  thereto,  the Company  will  furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);

                  (b)  prepare  and  file  with  the   Securities  and  Exchange
Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred and eighty (180) days (subject to paragraph (a) above) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                  (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the National Association of Securities Dealers automated quotation system;

                  (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (h)  enter   into   such   customary   agreements   (including
underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities

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being sold or the underwriters,  if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

                  (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (j) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling Person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

                  (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will promptly notify the holders of Registrable Securities and will use its reasonable best efforts promptly to obtain the withdrawal of such order;

                  (l) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request; and

                  (m) in connection with an underwritten public offering, (i) cooperate with the selling holders of Registrable Securities, the underwriters participating in the offering and their counsel in any due diligence investigation reasonably requested by the selling holders or the underwriters in connection therewith and (ii) participate, to the extent reasonably requested by the managing underwriter for the offering or the selling holder, in efforts to sell the Registrable Securities under the offering (including, without limitation, participating in "roadshow" meetings with prospective investors) that would be customary for underwritten primary offerings of a comparable amount of equity securities by the Company.


                  5.       Registration Expenses.

                  (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the National Association of Securities Dealers automated quotation system. The Company shall not be required to pay an underwriting discount with respect to any shares being sold by any party other than the Company in connection with an underwritten public offering of any of the Company's securities pursuant to this Agreement.

                  (b) In connection with each Demand Registration requested by the holders of Registrable Securities hereunder, the Company shall pay all Registration Expenses.

                  (c) The Company will reimburse the holders of Registrable Securities for the reasonable fees and expenses (including the fees and expenses of counsel chosen by the holders of a majority of the Registrable Securities) incurred by such holders in enforcing any of their rights under this Agreement.


                  6.       Indemnification.

                  (a) Indemnification of Selling Stockholders by the Company. The Company agrees to indemnify and hold harmless each holder of Registrable Securities (each a "Selling Stockholder") and each Person, if any, who controls any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as follows:

                     (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, that subject to Section 6(c) below any such settlement is effected with the prior written consent of the Company; and

                     (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by such Selling Stockholder), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use in the registration statement (or any amendment thereto), or any preliminary prospectus or the prospectus (or any amendment or supplement thereto).

                  (b) Indemnification of Company by the Selling Stockholders. Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the registration statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a) above, as incurred, but only with respect to untrue or alleged untrue statements or omissions made in the registration statement (or any amendment thereto), or any preliminary prospectus or any prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder with respect to such Selling Stockholder expressly for use in the registration statement (or any amendment or supplement thereto); provided, that such Selling Stockholder's aggregate liability under this Section 6 shall be limited to an amount equal to the net proceeds (after deducting the underwriting discount, but before deducting expenses) received by such Selling Stockholder from the sale of Registrable Securities pursuant to a registration statement filed pursuant to this Agreement.

                  (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a), counsel to the indemnified parties shall be selected by the Selling Stockholders (by majority vote based on the number of Registrable Securities included in a registration hereunder) and, in the case of parties indemnified pursuant to Section 6(b), counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if
(i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty
(30)  days  prior  to  such  settlement   being  entered  into  and  (iii)  such
indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                  (e)  Contribution.  (i) If a claim for  indemnification  under
Section 6(a) or 6(b) is unavailable to an indemnified party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions, statements or omissions that resulted in such losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any losses shall be deemed to include, subject to the limitations set forth in this Section, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

                    (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(e) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(e), a holder shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such holder from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that the holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                   (iii) The indemnity and contribution agreements contained in this Section are in addition to any liability that the indemnifying parties may have to the indemnified parties.

                  7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                  8.       Definitions.

                  "Business Day" means any day other than a Saturday, a Sunday or a day on which banks in New York City are authorized or obligated by law or executive order to close.

                  "Closing Date" means March 17, 1999.

                  "Common Stock" means, collectively, the Company's Common Stock, $.001 par value per share.

                  "Note Registrable Securities" means (i) any Common Stock issued or issuable upon the conversion of any Note (whether held by the Purchaser or any successor or assignee of the Purchaser) and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause
(i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                  "Notes" means the Company's Convertible Secured Notes due March 10, 2004 in the initial aggregate principal amount of $20,000,000.

                  "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization or other entity.

                  "Preferred Registrable Securities" means (i) any Common Stock issued or issuable upon the conversion of any Preferred Stock (whether held by the Purchaser or any successor or assignee of the Purchaser) and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause
(i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                  "Preferred Stock" means the Series D Cumulative Convertible Preferred Stock, $.001 par value per share, of the Company.

                  "Registrable Securities" means the Preferred Registrable Securities, the Note Registrable Securities and the Warrant Registrable Securities. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. For purposes of calculating the percentage of Registrable Securities for voting purposes, the Preferred Stock, the Notes and the Warrants shall be deemed to have been converted at the then applicable conversion price.

                  "Registration Expenses" has the meaning set forth in Section 5(a) hereof.

                  "Securities" means the Preferred Stock, the Notes and the Warrants.

                  "Warrants" means, collectively (i) the Series A Warrants of the Company initially exercisable for 200,000 shares of Common Stock (the "Series A Warrants"), (ii) the Series B Warrants of the Company initially exercisable for 200,000 shares of Common Stock (the "Series B Warrants") (iii) the Series C Warrants of the Company initially exercisable for 228,572 shares of Common Stock (the "Series C Warrants"), (iv) the Series D Warrants of the Company initially exercisable for 342,858 shares of Common Stock (the "Series D Warrants"), in each case issued by the Company to the Purchaser on the Closing Date pursuant to the Purchase Agreement, and (v) the Series E Warrants of the Company initially exercisable for 312,196 shares of Common Stock (the "Series E Warrants") issued by the Company on the Closing Date.

                  "Warrant Registrable Securities" means (i) any Common Stock issued or issuable upon the exercise of the Warrants and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                  "Warrant Shares" means shares of Common Stock obtained or obtainable upon exercise of the Warrants; provided, that if there is a change such that the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Warrant Shares" shall mean shares of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the equivalent units in which such security is issuable if such security is not issuable in shares.

                  9.       Miscellaneous.

                  (a) No Inconsistent Agreements. The Company has not entered and will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates or diminishes in any way, or grants anyone superior rights than, the rights granted to the holders of Registrable Securities in this Agreement. The parties to this Agreement hereby confirm the rights of the holders of negotiable securities under the Registration Rights Agreements, dated as of December 20, 1996 and January 8, 1998, by and between the Company and AJG Financial Services, Inc. ("AJG"). The Company hereby represents and warrants that it has granted AJG comparable rights to those given to the holders of Registrable Securities hereunder and that the Company has received AJG's consent with respect to the rights granted to the holders of Registrable Securities hereunder.

                  (b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

                  (c) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least 66.67% of the Registrable Securities.

                  (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the permitted respective successors and assigns of the parties hereto whether so expressed or not.

                  (f) Notices. Except as otherwise expressly provided herein, any and all notices, designations, consents, offers, acceptances or other communications provided for herein shall be given in writing and shall be mailed by first class registered or certified mail, postage prepaid, sent by a nationally recognized overnight courier service or transmitted via telecopier as follows:

                           If to the Company:

                                    Covol Technologies, Inc.
                                    3280 North Frontage Road
                                    Lehi, Utah  84043
                                    Telecopy:        (801) 768-4483
                                    Attention:       Steven Stewart

                           with a copy to (which shall not constitute  notice to
the Company):

                                    Callister, Nebeker & McCullough
                                    Ten East South Temple
                                    Salt Lake City, Utah  84133
                                    Telecopy:        (801) 364-9127
                                    Attention:       Richard Beard, Esq.

                           If to the Purchaser:

                                    OZ Master Fund, Ltd.
                                    c/o Och-Ziff Management, L.L.C.
                                    153 East 53rd Street
                                    New York, New York  10022
                                    Telecopy:        (212)  292-5999
                                    Attention:       Dan Och

                           with a copy to (which shall not constitute  notice to
the Purchaser):

                                    Schulte, Roth & Zabel LLP
                                    900 Third Avenue
                                    19th Floor
                                    New York, New York  10022
                                    Telecopy:        (212) 593-5955
                                    Attention:       Mark Broude, Esq.

                           If to holders of Series E Warrants:

                                    c/o Leeds Group Inc.
                                    660 Madison Avenue
                                    15th Floor
                                    New York, New York 10021
                                    Telecopy:        (212) 835-2020
                                    Attention:       Robert A. Bernstein

                                    c/o Havenwood Capital Markets, LLC
                                    10451 Mill Run Circle, Suite 400
                                    Owings Mills, Maryland  21117
                                    Telecopy:  (410) 902-1885

                                    Attention:  Howard Schwartz

                           with a copy to (which shall not constitute  notice to
any holder):

                                    Kirkland & Ellis
                                    153 East 53rd Street
                                    New York, New York  10022
                                    Telecopy:        (212) 446-4900
                                    Attention:       Joshua N. Korff, Esq.

Notice shall be deemed given, for all purposes, when deposited in the United States mail as registered or certified mail, in which event the fifth day following the date of postmark on the receipt of such registered or certified mail shall conclusively be deemed the date of giving of such notice, on the first Business Day following collection by the courier service or when acknowledged by the receiving telecopier.

                  (g) Interpretation of Agreement; Severability. The provisions of this Agreement shall be applied and interpreted in a manner consistent with each other so as to carry out the purposes and intent of the parties hereto, but if for any reason any provision hereof is determined to be unenforceable or invalid, such provision or such part thereof as may be unenforceable or invalid shall be deemed severed from the Agreement and the remaining provisions carried out with the same force and effect as if the severed provision or part thereof had not been a part of this Agreement.

                  (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS (AND NOT THE CONFLICTS OF LAW) OF THE STATE OF NEW YORK.

                  (i) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same Agreement.

                  (j) Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all previous agreements.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.


                                     COVOL TECHNOLOGIES, INC.


                                        By: /s/ Steven G. Stewart
                                           --------------------------------
                                      Name: Steven G. Stewart
                                     Title: CFO


                                     OZ MASTER FUND, LTD.


                                        By: /s/ Daniel S. Och
                                           --------------------------------
                                      Name: Daniel S. Och
                                     Title: Managing Member


                                    LEEDS GROUP INC.


                                        By: /s/  Jeffrey T. Leeds
                                           --------------------------------
                                      Name: Jeffrey T. Leeds
                                     Title: President


                                     HAVENWOOD CAPITAL MARKETS, LLC


                                        By: /s/ Brent M. Lockwood
                                           --------------------------------
                                      Name: Brent M. Lockwood
                                     Title: President